UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549


                                     FORM 8-K

                                  CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of The
                           Securities Exchange Act of 1934

August 1, 2007
Date of Report (Date of Earliest Event Reported)

Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3
(Exact name of issuing entity as specified in its charter)


 DB Structured Products, Inc.
(Exact name of Sponsor as specified in its charter)


MortgageIT Securities Corp.
(Exact name of Depositor as specified in its charter)


 New York                 333-131288-02                54-2199755
(State or other           (Commission                  54-2199756
 Jurisdiction              File Number)                54-2199757
 of Incorporation)                                     54-2199790
                                                       54-2199791
                                                       (IRS Employer
                                                       Identification No)

c/o Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, MD                                         21045
(Address of Principal Executive Offices)             (Zip Code)


(410) 884-2000
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))



Section 6 - Asset-Backed Securities

Item 6.02 - Change of Servicer or Trustee

On August 1, 2007, Countrywide Home Loans Servicing LP ("Countrywide") transferred servicing of certain mortgage loans to GMAC Mortgage, LLC ("GMACM") pursuant to the servicing agreement (the "Servicing Agreement") dated as of August 1, 2007, between GMACM and HSBC Bank USA, National Association, as trustee, and acknowledged and agreed to by MortgageIT Securities Corp., as depositor, DB Structured Products, Inc., as seller ("DBSP"), and Wells Fargo Bank, N.A., as master servicer and as securities administrator, and pursuant to the deboarding agreement (the "Deboarding Agreement"), dated as of August 1, 2007, between DBSP and Countrywide.


Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

  Exhibits

           Exhibit Number       Description

           EX-99.1 Servicing Agreement dated as of August 1, 2007, by and between GMAC Mortgage, LLC, as servicer, HSBC Bank USA, National Association as trustee and acknowledged and agreed to by MortgageIT Securities Corp. as depositor, DB Structured Products, Inc., as seller and Wells Fargo Bank, N.A. as master servicer and securities administrator.

           EX-99.2 Deboarding Agreement, dated as of August 1, 2007, by and between DB Structured Products, Inc. and Countrywide Home Loans Servicing LP as servicer.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3
(Issuing Entity)

By:  Wells Fargo Bank, N.A. as Master Servicer
By: /s/ Elisabeth A. Brewster
By:Elisabeth A. Brewster, Vice President
Date: August 6, 2007




EXHIBIT INDEX

        Exhibit Number        Description

           EX-99.1 Servicing Agreement dated as of August 1, 2007, by and between GMAC Mortgage, LLC, as servicer, HSBC Bank USA, National Association as trustee and acknowledged and agreed to by MortgageIT Securities Corp. as depositor, DB Structured Products, Inc., as seller and Wells Fargo Bank, N.A. as master servicer and securities administrator.


           EX-99.2 Deboarding Agreement, dated as of August 1, 2007, by and between DB Structured Products, Inc. and Countrywide Home Loans Servicing LP as servicer.







EX-99.1


EXECUTION COPY

SERVICING AGREEMENT

This Servicing Agreement (this "Agreement") is made and entered into as of August 1, 2007 (the "Effective Date"), between GMAC Mortgage, LLC, having an address at 100 Witmer Road, Horsham, Pennsylvania 19044 (the "Servicer" or the "Company") and HSBC Bank USA, National Association, as trustee for the holders of the certificates issued by Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3 (including its successors in interest and any successor trustee under the Pooling Agreement as defined below, the "Trustee") and acknowledged and agreed to by MortgageIT Securities Corp., as depositor (the "Depositor"), DB Structured Products, Inc., as seller ("DBSP") and Wells Fargo Bank, N.A., as master servicer (the "Master Servicer") and as securities administrator (the "Securities Administrator").

WHEREAS, the Depositor, the Master Servicer, the Securities Administrator, Clayton Fixed Income Services, Inc. as credit risk manager and the Trustee entered into the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2007, relating to Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3, Mortgage Pass-Through Certificates and attached hereto as Attachment 1;

WHEREAS, Countrywide Home Loans Servicing LP ("Countrywide Servicing") is currently servicing certain residential mortgage loans identified on the schedule annexed hereto as Attachment 2, until the Effective Date for the benefit of the Trustee pursuant to the provisions of the Flow Servicing Agreement, dated as of June 30, 2006, by and between DBSP and Countrywide Servicing (the "Countrywide Servicing Agreement"), as modified by that certain Commitment Letter, dated May 31, 2007, between DBSP and Countrywide Servicing and modified in accordance with the terms of an assignment, assumption and recognition agreement dated as of May 31, 2007 among DBSP as assignor, the Depositor as assignee, Countrywide Home Loans, Inc., and Countrywide Servicing and acknowledged and agreed to by the Master Servicer;

WHEREAS, pursuant to Section 6.01 of the Countrywide Servicing Agreement, DBSP has the right to transfer the servicing responsibilities of Countrywide with respect to the Serviced Loans as set forth in the Countrywide Servicing Agreement;

WHEREAS, pursuant to the deboarding agreement, dated as of August 1, 2007, by and between DBSP, Countrywide Home Loans, Inc. and Countrywide Servicing, the parties agree, by mutual consent, to terminate the Countrywide Servicing Agreement, with respect to the Serviced Loans, effective as of the Effective Date.

WHEREAS, the Depositor and DBSP desire to effectuate the replacement of Countrywide Servicing as the Servicer with respect to the Serviced Loans;

Therefore, in consideration of the mutual promises contained herein, the parties hereto agree that the Servicer shall service the Serviced Loans, for the benefit of the Trustee pursuant to the provisions of that certain Amended and Restated Servicing Agreement, dated as of January 2, 2007 between DBSP and the Company (the "Servicing Agreement") as modified in accordance with the terms of this Agreement; provided that to the extent any mortgage loan identified on


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Attachment 2 is repurchased by the Company, such mortgage loan shall no longer be a "Serviced Loan" and shall no longer be subject to this Agreement.

Defined Terms

1. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Servicing Agreement or, with respect to such undefined terms in Section 6 herein, to the Pooling and Servicing Agreement.

Appointment of Servicer

2. Each of the Depositor, DBSP, the Master Servicer and the Trustee consents to the appointment of the Servicer, and hereby designates GMAC Mortgage, LLC, as Servicer of the Serviced Loans from and after the Effective Date. Any fees and expenses incurred by the Master Servicer in connection with the appointment of the Servicer shall be paid by DBSP.

Representations, Warranties and Covenants

3. The Servicer warrants and represents to, and covenants with, Assignor and Assignee as of the Effective Date:

(a) Attached hereto as Attachment 3 is a true and accurate copy of the Servicing Agreement, which Agreement is in full force and effect as of the Effective Date and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b) The Servicer is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to service the Serviced Loans and otherwise to perform its obligations under the Servicing Agreement;

(c) The Servicer has full power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Servicer's certificate of formation or operating agreement or any legal restriction, or any material agreement or instrument to which Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject. The execution, delivery and performance by the Servicer of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of the Servicer. This Agreement has been duly executed and delivered by the Servicer, and, upon the due authorization, execution and delivery by Trustee and Master Servicer, will constitute the valid and legally binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to


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creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Servicer in connection with the execution, delivery or performance by the Servicer of this Agreement, or the consummation by it of the transactions contemplated hereby;

(e) No event has occurred as of the Effective Date which would render the representations and warranties made by the Servicer in Section 10 of the Servicing Agreement, including any representations and warranties referenced thereunder, to be untrue in any material respect;

(f) From and after the Effective Date with respect to the Serviced Loans, the Servicer shall service the Serviced Loans in accordance with the terms and provisions of the Servicing Agreement, as modified by this Agreement. The Servicer shall establish a Custodial Account and an Escrow Account under the Servicing Agreement with respect to the Serviced Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of Assignor, and shall remit collections received to such accounts. The Custodial Account and Escrow Account shall be entitled "GMAC Mortgage, LLC, as servicer in trust for Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3"; and

(g) The Servicer shall furnish, on a monthly basis, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete borrower credit files to Equifax, Experian and the TransUnion Credit Information Company with respect to each Serviced Loan serviced by the Servicer subject to this Agreement.

(h) There are no legal proceedings pending or threatened against the Servicer or proceedings known to be contemplated by governmental authorities against the Servicer which in the judgment of the Servicer would result, in each case, in any material adverse change in the ability of the Servicer to perform its obligations under this Agreement or the Servicing Agreement. The Servicer is solvent;

(i) There are no affiliations with nor any relationships or transactions of a type described in Item 1119(b) of Regulation AB with respect to the Servicer and any of the following parties:

(1) DB Structured Products, Inc.;

(2) MortgageIT Securities Corp.;

(3) Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3;


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(4) the Master Servicer (as master servicer and securities administrator);

(5) the Trustee;

(6) Wells Fargo Bank, N.A. and Deutsche Bank National Trust Company as custodians;

(7) The Bank of New York (as floor provider); and

(8) Deutsche Bank AG New York Branch (as swap provider);

(j) To make all the representations and warranties regarding the Servicer set forth in Article X of the Servicing Agreement as of the Effective Date. No other document need be prepared indicating that the Servicer is making such representations and warranties as to the applicable Serviced Loans as of such date.

Recognition of Assignee

4. The Servicer recognizes the Trustee as owner of the Serviced Loans, and acknowledges that the Serviced Loans are part of a REMIC, and from and after the Effective Date, will service the Serviced Loans in accordance with the Servicing Agreement, as modified by this Agreement, but in no event in a manner that would
(i) cause any REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Internal Revenue Code of 1986 (the "Code") and the tax on contributions to a REMIC set forth in
Section 860G(d) of the Code). It is the intention of the Servicer and the Trustee that this Agreement shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. The Servicer shall not amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Serviced Loans without the prior written consent of the Trustee.

5. The Servicer hereby acknowledges that the Trustee, acting pursuant to the terms of the Pooling and Servicing Agreement, has the right to enforce all obligations of the Servicer, as they relate to the Serviced Loans, under the Servicing Agreement. Such right will include, without limitation, the right to indemnification, the right to terminate the Servicer under the Servicing Agreement upon the occurrence of an Event of Default thereunder and the right to exercise certain rights of consent and approval relating to actions taken by the Servicer under the Servicing Agreement. In addition, any notice required to be given by the "Owner" pursuant to Section 13.01 of the Servicing Agreement shall be given by the Trustee. The Servicer further acknowledges that pursuant to the terms of the Pooling and Servicing Agreement, the Master Servicer is required to monitor the performance of the Servicer under the Servicing Agreement. The Master Servicer shall have the right to receive all remittances required to be made by the Servicer under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Servicing Agreement, the right to examine the books and records of the Servicer under the Servicing Agreement and the right to indemnification under the Servicing Agreement. In addition, if the Servicer shall fail to remit


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any payment pursuant to the Servicing Agreement, the Master Servicer shall notify the Trustee and the Trustee shall notify the Servicer of such failure as set forth in Section 13.01 of the Servicing Agreement. The Servicer hereby agrees to make all remittances required under the Servicing Agreement to the Master Servicer for the benefit of the Certificateholders in accordance with the following wire instructions:

Wells Fargo Bank, N.A.
ABA #: 121000248
Account Name: SAS Clearing
Account #: 3970771416
For Further Credit to: DBALT 2007-OA3 Account # 53149700

Modification of the Servicing Agreement

(a) Only insofar as it relates to the Serviced Loans, the parties hereto hereby amend the Servicing Agreement as follows:

(a) The following definitions are added to Section 1.01 of the Servicing
Agreement:

Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property repurchased by the Servicer pursuant to this Agreement), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records, prepared by a servicing officer of the Servicer, of each Final Recovery Determination.

Monthly Advance: The aggregate of the advances made by the Servicer on any Remittance Date pursuant to Section 3.04 of the Servicing Agreement.

Nonrecoverable Monthly Advance: Any Monthly Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not, or, in the case of a proposed Monthly Advance, would not be, ultimately recoverable from related late payments, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

Pooling and Servicing Agreement: the Pooling and Servicing Agreement, dated as of May 1, 2007, among the Depositor, the Trustee, the Master Servicer, the securities administrator and the credit risk manager.

Report Remittance Date: Shall have the meaning assigned thereto in Section 3.02 of this Agreement.

Securities Administrator: Wells Fargo Bank, N.A., or any successor thereto.

Servicing Fee Rate: 0.052% per annum.

Trustee: HSBC Bank USA, National Association, or any successor thereto.


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(b) The definition of "Depositor" in Section 1.01 of the Servicing Agreement is
hereby deleted in its entirety and replaced with the following:

Depositor: MortgageIT Securities Corp.

(c) The definition of "Determination Date" in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Determination Date: With respect to each Remittance Date, the fifteenth (15th) day of the calendar month in which such Remittance Date occurs or, if such fifteenth (15th) day is not a Business Day, the Business Day immediately following such fifteenth (15th) day.

(d) The definition of "Due Period" in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Due Period: With respect to each Remittance Date, the period commencing on the second day of the month preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

(e) The definition of "Master Servicer" in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Master Servicer: Wells Fargo Bank, N.A., or any successor thereto.

(f) The definition of "Principal Prepayment Period" in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Principal Prepayment Period: With respect to each Remittance Date, the period beginning with the 16th day of the calendar month preceding the month in which such Remittance Date occurs and ending on the 15th day of the calendar month in which such Remittance Date occurs.

(g) The definition of "Remittance Date" in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Remittance Date: The eighteenth (18th) day of each month, commencing, for any Mortgage Loan Package on the eighteenth day of the month next following the month in which the related Cut-off Date occurs, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately preceding such eighteenth (18th) day.

(h) The definition of "Servicing Fee" in Section 1.01 of the Servicing Agreement is hereby deleted in its entirety and replaced by the following:

Servicing Fee: "With respect to each Mortgage Loan, the amount of the annual servicing fee the Purchaser shall pay to the Servicer, which shall, for each month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and
(b) the Stated Principal Balance of the Mortgage Loan. Such fee shall be payable monthly, computed


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on the basis of the same principal amount and period respectively which any related interest payment on a Mortgage Loan is computed."

(i) Section 2.01 of the Servicing Agreement is modified by deleting the words "unless the Servicer has obtained the prior written consent of the Owner," from the fourth paragraph thereof.

(j) Section 2.02 of the Servicing Agreement is modified by deleting the fourth paragraph of such section and replacing it with the following:

"The Servicer acknowledges and agrees that it shall take and initiate any legal actions with respect to any Mortgage Loans and REO Properties, including, without limitation, any foreclosure actions, acceptance of deeds-in-lieu of foreclosure, and any collection actions with respect to any Mortgage Loans or REO Properties on behalf of and in the name of the Trustee for the benefit of the related trust established pursuant to the Pooling and Servicing Agreement."

(k) Section 2.04 of the Servicing Agreement is modified by deleting the word "and" after clause (vii) and adding the following clauses:

"(ix) with respect to each Principal Prepayment in full received during the portion of the Principal Prepayment Period occurring from the 16th day of the calendar month preceding the month in which the related Remittance Date occurs through and including the last day of the calendar month preceding the month in which the related Remittance Date occurs, an amount ("Prepayment Interest Shortfall") (to be paid by the Servicer out of its own funds without reimbursement therefor) which, when added to all amounts allocable to interest received in connection with such Principal Prepayment in full, equals one month's interest on the amount of principal so prepaid at the Mortgage Loan Remittance Rate, provided, however, that in no event shall the aggregate of deposits made by the Servicer exceed the aggregate amount of the Servicer's Servicing Fee in the calendar month in which such deposits are required; and

(x) all Monthly Advances required to be made by the Servicer pursuant to Section 3.02.

(l) Section 2.05 of the Servicing Agreement is modified by deleting the word "and" after clause (viii), changing clause (ix) to clause (xiii) and adding the following as clauses (ix), (x), (xi) and (xii):

(ix) to reimburse itself for Monthly Advances, the Servicer's right to reimburse itself pursuant to this clause (ix) being limited to amounts received on the related Mortgage Loan which represent late collections (net of the related Servicing Fees), Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, respecting which any such advance was made it being understood that, in the case of such reimbursement, the Servicer's right thereto shall be prior to the rights of Purchaser;

(x) to reimburse the Servicer for any Monthly Advance previously made which the Servicer has determined to be a Nonrecoverable Monthly Advance;


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(xi) to pay to itself, to the extent set forth in Section 4.03, with respect to each Principal Prepayment in full received during the portion of the related Prepayment Period occurring from the 1st day of the calendar month in which the related Remittance Date occurs through and including the last day of the related Prepayment Period, an amount ("Prepayment Interest Excess") equal to interest (to the extent received) at the applicable Mortgage Loan Remittance Rate on the amount of such Principal Prepayment for the number of days commencing on the 1st day of the calendar month in which such Remittance Date occurs and ending on the date on which such prepayment is so applied;

(xii) to reimburse itself to the extent set forth in Sections 4.08(a) and (b);
and

(m) Section 2.05 of the Servicing Agreement is modified by replacing the paragraph at the end of such Section with the following:

"The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses (ii) - (xii) above. The Servicer shall provide written notification in the form of an Officers' Certificate to the Purchaser, on or prior to the next succeeding Remittance Date, upon making any withdrawals from the Custodial Account pursuant to clause (v) and (xii) above."

(n) The following shall be added as Section 2.23 of the Servicing Agreement:

"Notwithstanding anything in this Agreement to the contrary, the Servicer (a) shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate and (b) shall not (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (i) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations promulgated thereunder) or (ii) cause the trust fund to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions" after the startup date under the REMIC Provisions.

Prior to taking any action with respect to the Mortgage Loans which is not contemplated under the terms of this Agreement, the Servicer will obtain an Opinion of Counsel acceptable to the Trustee with respect to whether such action could result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event"), and the Servicer shall not take any such action or cause the trust fund to take any such action as to which it has been advised that an Adverse REMIC Event could occur.

The Servicer shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the REMIC. The Servicer shall not enter into any arrangement by which the REMIC will receive a fee or other compensation for services nor permit the REMIC to receive any income from assets other than "qualified mortgages" as defined in Section


(page)


860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

Any REO Property shall be disposed of by the Servicer before the close of the third taxable year following the taxable year in which the Mortgage Loan became an REO Property, unless the Servicer is otherwise directed by the Assignee or such Mortgage Loan is not part of a REMIC."

(o) The first paragraph of Section 3.01 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

"On each Remittance Date, the Servicer shall remit by wire transfer of immediately available funds to the Owner (A) (i) all amounts credited to the related Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the related Custodial Account pursuant to Section 2.05, plus (ii) all Monthly Advances, if any, which the Servicer is obligated to remit pursuant to Section 3.04; minus
(B) (x) any amounts attributable to Principal Prepayments received after the related Principal Prepayment Period and (y) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date."

(p) Section 3.02 of the Servicing Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

Section 3.02. Monthly Advances.

(a) Not later than the close of business on the Business Day preceding each Remittance Date, the Servicer shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Servicer, whether or not deferred pursuant to Section 2.01, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, at the net Mortgage Interest Rate, which were due on a Mortgage Loan and delinquent at the close of business on the related Determination Date.

(b) The obligation of the Servicer to make such Monthly Advances is mandatory, notwithstanding any other provision of this Agreement, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery Determination in connection therewith; provided that, notwithstanding anything herein to the contrary, no Monthly Advance shall be required to be made hereunder by the Servicer if such Monthly Advance would, if made, constitute a Nonrecoverable Monthly Advance. The determination by the Servicer that it has made a Nonrecoverable Monthly Advance or that any proposed Monthly Advance, if made, would constitute a Nonrecoverable Monthly Advance, shall be evidenced by an Officers' Certificate delivered to the Purchaser.

(q) Section 4.03 of the Servicing Agreement is hereby amended by deleting the last sentence of the first paragraph.


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(r) Section 4.03 of the Servicing Agreement is hereby further amended by adding the following paragraph at the end thereto:

"The Servicer shall also be entitled on each Remittance Date to the aggregate of any Prepayment Interest Excess collected during the portion of the Principal Prepayment Period commencing on the 1st day of the calendar month in which such Remittance Date occurs and ending on the date on which such prepayment is so applied, which Prepayment Interest Excess the Servicer may withdraw from the Custodial Account pursuant to Section 2.05; provided, however, any such Prepayment Interest Excess to which the Servicer is entitled shall be reduced by the amount by which the aggregate Prepayment Interest Shortfalls for such Principal Prepayment Period exceed the Servicer's aggregate Servicing Fee received with respect to the related Due Period."

(s) Section 4.04 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Section 4.04 Reserved.

(t) Section 4.05 of the Servicing Agreement is hereby deleted in its entirety and replaced with the following:

Section 4.05 Reserved.

(u) Section 4.08(a) of the Servicing Agreement is hereby modified by deleting the phrase "Owner shall remain responsible, as between Owner and Servicer, for losses" in the first sentence therein and replacing such phrase with "The Servicer shall have the right to be reimbursed from amounts deposited in the Custodial Account, for losses, incurred by the Servicer,".

(v) Section 4.08(a) of the Servicing Agreement is hereby further modified by deleting the phrase "Owner shall be responsible" in the second sentence therein and replacing such sentence with "the Servicer shall have the right to be reimbursed from amounts deposited in the Custodial Account".

(w) Section 4.08(b) of the Servicing Agreement is hereby modified by deleting the phrase "Owner shall reimburse Servicer" in the first line therein and replacing such phrase with "The Servicer shall have the right to be reimbursed from amounts deposited in the Custodial Account".

(x) Section 4.08(b) of the Servicing Agreement is hereby further modified by deleting the phrase "will be reimbursed by Owner without approval of Owner" in the second line of the second paragraph therein and replacing such phrase with "shall be reimbursable from amounts deposited in the Custodial Account".

(y) Section 5.01 of the Servicing Agreement is hereby deleted in its entirety and the following paragraphs are substituted in lieu thereof:


(page)


"Not later than the fifth (5th) Business Day of each month (such date, the "Report Remittance Date") the Servicer shall furnish to the Master Servicer a Monthly Remittance Advice, in the form of Exhibit 17 annexed hereto, with a trial balance report attached thereto, in the form of Exhibit 1 annexed hereto in electronic medium mutually acceptable to the Servicer and the Master Servicer, as to the preceding remittance and the period ending on the preceding Determination Date.

Not later than two (2) Business Days following the end of each Principal Prepayment Period, the Servicer shall deliver to the Master Servicer by electronic mail (or by such other means as the Servicer and the Master Servicer may agree from time to time) a prepayment report with respect to the related Remittance Date. Such prepayment report shall include (i) such information with respect to the prepayment charges as the Master Servicer may reasonably require and (ii) information that the term of the last prepayment charge has expired or such prepayment charge has been waived."

(z) Exhibit 17 of the Servicing Agreement is hereby deleted, and the form attached hereto as Attachment 4 is substituted in its place.

(aa) Section 6.01(a) of the Servicing Agreement is hereby deleted in its entirety.

(bb) Section 8.06 of the Servicing Agreement is hereby deleted in its entirety and the following paragraphs are substituted in lieu thereof:

Section 8.06 Merger or Consolidation of Servicer

The Servicer shall keep in full effect its existence, rights and franchises as a limited liability company (or other entity resulting from merger, conversion or consolidation, to the extent permitted in this Section 8.06), and shall obtain and preserve its qualification to do business as a foreign limited liability company or such other entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

Any Person into which the Servicer may be merged or consolidated, or any corporation or other entity (including without limitation, a limited liability company) resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to substantially all of the business of the Servicer (whether or not related to mortgage loan servicing), shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution (i) having a GAAP net worth of not less than $25,000,000, (ii) the deposits of which are insured by the FDIC, SAIF or BIF, or which is a HUD-approved mortgagee whose primary business is in the servicing of mortgage loans, (iii) is a Fannie Mae or Freddie Mac approved seller/servicer in good standing, and (iv) having a servicer rating from each Rating Agency at least as high as the servicer rating of the Servicer as of the date hereof.


(page)


(cc) The following shall be added as Section 13.19 of the Servicing Agreement:

Section 13.19 Third Party Beneficiary. For purposes of this Agreement, any Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement.

6. Prepayment Penalty Verification.

From and after the Effective Date with respect to the Assigned Loans, for each month in which the Company is servicing the Serviced Loans, on or prior to each Determination Date, Company shall provide in an electronic format acceptable to the Master Servicer the data necessary for the Master Servicer to perform its verification duties agreed to by the Master Servicer and DBSP. The Master Servicer or a third party reasonably acceptable to the Master Servicer and DBSP (the "Verification Agent") will perform such verification duties and will use its best efforts to issue its findings in a report (the "Verification Report") delivered to the Master Servicer and DBSP within ten (10) Business Days following the related Remittance Date; provided, however, that if the Verification Agent is unable to issue the Verification Report within ten (10) Business Days following the Remittance Date, the Verification Agent may issue and deliver to the Master Servicer and DBSP the Verification Report upon the completion of its verification duties. The Master Servicer shall forward the Verification Report to the Company and shall notify the Company if the Master Servicer has determined that the Company did not deliver the appropriate Prepayment Charges to the Master Servicer in accordance with this Agreement. Such written notification from the Master Servicer shall include the loan number, prepayment penalty code and prepayment penalty amount as calculated by the Master Servicer or the Verification Agent, as applicable, of each Serviced Loan for which there is a discrepancy. If the Company agrees with the verified amounts, the Company shall adjust the immediately succeeding remittance report and the amount remitted to the Master Servicer with respect to prepayments accordingly. If the Company disagrees with the determination of the Master Servicer, the Company shall, within five (5) Business Days of its receipt of the Verification Report, notify the Master Servicer of such disagreement and provide the Master Servicer with detailed information to support the Company's position. The Company and the Master Servicer shall cooperate to resolve any discrepancy on or prior to the immediately succeeding Remittance Date, and the Company will indicate the effect of such resolution on the related remittance report and shall adjust the amount remitted with respect to prepayments on such Remittance Date accordingly.

During such time as the Company and the Master Servicer are resolving discrepancies with respect to the Prepayment Charges, no payments in respect of any disputed Prepayment Charges will be remitted to the related distribution account established under the Pooling and Servicing Agreement and the Master Servicer shall not be obligated to remit such payments, unless otherwise required pursuant to the Pooling and Servicing Agreement. In connection with such duties, the Master Servicer shall be able to rely solely on the information provided to it by the Company in accordance with this Section. The Master Servicer shall not be responsible for verifying the accuracy of any of the information provided to it by the Company.


(page)


7. Indemnification. The Servicer shall indemnify the Master Servicer, the Depositor, DBSP, the Trustee and their respective officers, directors, employees, agents and affiliates (any such person, an "Indemnified Party"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (i) any breach by the Servicer of its obligations under Article XIV of the Servicing Agreement, including particularly any failure by the Servicer, any Subservicer or Subcontractor to deliver any information, report, certification, accountants' letter or other material when and as required under Article XIV of the Servicing Agreement, including any failure by the Servicer to identify pursuant to Section 14.06(b) of the Servicing Agreement any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; (ii) any material misstatement or omission in any written information, written data or materials provided by the Servicer, any Subservicer or Subcontractor as required under Article XIV of the Servicing Agreement, or (iii) the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities of the Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Servicer in the other in connection therewith. This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

Miscellaneous

8. Notwithstanding anything to the contrary herein, the Company's obligation to deliver any reports, certificates or other documents to the Master Servicer, including, but not limited to, the reports and certificates set forth in Section 7 of this Agreement, shall survive the termination or expiration of this Agreement.

9. All demands, notices and communications related to the Serviced Loans, the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

a. In the case of Company,

GMAC Mortgage, LLC
100 Witmer Road
Horsham, Pennsylvania 19044
Attention: Executive Vice President, National Loan Administration

b. In the case of Assignor,

DB Structured Products, Inc.
60 Wall Street
New York, New York 10005
Attention: Susan Valenti


(page)


c. In the case of Assignee,

MortgageIT Securities Corp.
33 Maiden Lane
New York, NY 10038
Attention: Andy Occhino

d. In the case of the Master Servicer,

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland  21045
Attention: Client Manager - DBALT 2007-OA3
Telecopier: (410) 715-2380

10. The Company hereby acknowledges that the Master Servicer has been appointed as the master servicer of the Serviced Loans pursuant to the Pooling and Servicing Agreement and therefor has the right to enforce all obligations of the Company under the Servicing Agreement.

11. Each party will pay any commissions, fees and expenses, including attorney's fees, it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee in connection with the negotiations for, documenting of and closing of the transactions contemplated by this Agreement.

12. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

13. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

14. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Servicer or the Trustee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Servicer or the Trustee, respectively, hereunder.

15. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

16. In the event that any provision of this Agreement conflicts with any provision of the Servicing Agreement with respect to the Serviced Loans, the terms of this Agreement shall control.


(page)


17. For purposes of this Agreement, including, but not limited to Section 7 hereof, the Master Servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to the Master Servicer as if it were a direct party to this Agreement.

18. To the fullest extent permitted under applicable law, each party hereto hereby irrevocably waives all right to a trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.


[SIGNATURE PAGE FOLLOWS]


(page)


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


GMAC MORTGAGE, LLC
Servicer

By:    /s/ Wesley B. Howland
Name:  Wesley B. Howland
Title: Vice President


HSBC BANK USA, NATIONAL ASSOCIATION,
Trustee for the Holders of the Deutsche Alt-A
Securities Mortgage Loan Trust, Series 2007-OA3
Mortgage Pass-Through Certificates


By:    /s/ Susie Moy
Name:  Susie Moy
Title: Vice President



ACKNOWLEDGED AND AGREED TO:

WELLS FARGO BANK, N.A.
Master Servicer and Securities Administrator

By:    /s/ Kristen Ann Cronin
Name:  Kristen Ann Cronin
Title: Vice President


MORTGAGEIT, Inc.
Depositor


By:    /s/ Patrick J. McEnerny
Name:  Patrick J. McEnerny
Title: Chief Operating Officer

By:    /s/ Robert A. Gula
Name:  Robert A. Gula
Title: Chief Financial Officer


(page)


DB STRUCTURED PRODUCTS, INC.
Seller


By:    /s/ Karan Mehta
Name:  Karan Mehta
Title: Vice President

By:    /s/ Ernest Calabrese
Name:  Ernest Calabrese
Title: Director


(page)


ATTACHMENT 1

POOLING AND SERVICING AGREEMENT

[On File with McKee Nelson LLP]


(page)


ATTACHMENT 2

SERVICED LOANS


[ON FILE WITH DBSP]


(page)


ATTACHMENT 3

SERVICING AGREEMENT


[ON FILE]


(page)


ATTACHMENT 4


EXHIBIT 17 TO THE SERVICING AGREEMENT

Exhibit 17: Standard Loan Level File Layout - Master Servicing

------------------------ -------------------------------------------------- --------- ---------------------------------------------
Column Name                   Description                                     Decimal Format Comment                        Max Size
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
Each file requires the following fields:

SER_INVESTOR_NBR         A value  assigned by the Servicer to define a group          Text up to 20 digits                      20
                         of loans.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
LOAN_NBR                 A unique  identifier  assigned  to each loan by the          Text up to 10 digits                      10
                         investor.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
SERVICER_LOAN_NBR        A  unique   number   assigned  to  a  loan  by  the          Text up to 10 digits                      10
                         Servicer.  This may be different than the LOAN_NBR.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
SCHED_PAY_AMT            Scheduled monthly principal and scheduled interest      2    No commas(,) or dollar signs ($)          11
                         payment that a borrower is  expected  to pay,  P&I
                         constant.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
NOTE_INT_RATE            The loan interest rate as reported by the Servicer.     4    Max length of 6                            6
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
NET_INT_RATE             The loan gross  interest  rate less the service fee     4    Max length of 6                            6
                         rate as reported by the Servicer.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
SERV_FEE_RATE            The  servicer's  fee rate for a loan as reported by     4    Max length of 6                            6
                         the Servicer.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
SERV_FEE_AMT             The  servicer's  fee amount for a loan as  reported     2    No commas(,) or dollar signs ($)          11
                         by the Servicer.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
NEW_PAY_AMT              The new loan  payment  amount  as  reported  by the     2    No commas(,) or dollar signs ($)          11
                         Servicer.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
NEW_LOAN_RATE            The new loan rate as reported by the Servicer.          4    Max length of 6                            6
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
ARM_INDEX_RATE           The  index the  Servicer  is using to  calculate  a     4    Max length of 6                            6
                         forecasted rate.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
ACTL_BEG_PRIN_BAL        The  borrower's  actual  principal  balance  at the     2    No commas(,) or dollar signs ($)          11
                         beginning of the processing cycle.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
ACTL_END_PRIN_BAL        The borrower's  actual principal balance at the end     2    No commas(,) or dollar signs ($)          11
                         of the processing cycle.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
BORR_NEXT_PAY_DUE_DATE   The date at the end of  processing  cycle  that the          MM/DD/YYYY                                10
                         borrower's next payment is due to the Servicer,  as
                         reported by Servicer.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
SERV_CURT_AMT_1          The first curtailment amount to be applied.             2    No commas(,) or dollar signs ($)          11
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
SERV_CURT_DATE_1         The  curtailment  date  associated  with the  first          MM/DD/YYYY                                10
                         curtailment amount.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
CURT_ADJ_ AMT_1          The curtailment  interest on the first  curtailment     2    No commas(,) or dollar signs ($)          11
                         amount, if applicable.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
SERV_CURT_AMT_2          The second curtailment amount to be applied.            2    No commas(,) or dollar signs ($)          11
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
SERV_CURT_DATE_2         The  curtailment  date  associated  with the second          MM/DD/YYYY                                10
                         curtailment amount.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
CURT_ADJ_ AMT_2          The curtailment  interest on the second curtailment     2    No commas(,) or dollar signs ($)          11
                         amount, if applicable.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
SERV_CURT_AMT_3          The third curtailment amount to be applied.             2    No commas(,) or dollar signs ($)          11
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
SERV_CURT_DATE_3         The  curtailment  date  associated  with the  third          MM/DD/YYYY                                10
                         curtailment amount.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
CURT_ADJ_AMT_3           The curtailment  interest on the third  curtailment     2    No commas(,) or dollar signs ($)          11
                         amount, if applicable.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
PIF_AMT                  The loan "paid in full"  amount as  reported by the     2    No commas(,) or dollar signs ($)          11
                         Servicer.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
PIF_DATE                 The paid in full date as reported by the Servicer.           MM/DD/YYYY                                10
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
ACTION_CODE               The standard FNMA numeric code used to indicate the         Action Code Key: 15=Bankruptcy,            2
                          default/delinquent status of a particular loan.             30=Foreclosure, 60=PIF,
                                                                                      63=Substitution,
                                                                                      65=Repurchase,70=REO
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
INT_ADJ_AMT              The amount of the interest  adjustment  as reported     2    No commas(,) or dollar signs ($)          11
                         by the Servicer.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
SOLDIER_SAILOR_ADJ_AMT   The  Soldier  and  Sailor  Adjustment   amount,  if     2    No commas(,) or dollar signs ($)          11
                         applicable.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if applicable.         2    No commas(,) or dollar signs ($)          11
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
LOAN_LOSS_AMT            The amount the  Servicer  is passing as a loss,  if     2    No commas(,) or dollar signs ($)          11
                         applicable.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
Plus the following applicable fields:

SCHED_BEG_PRIN_BAL       The scheduled  outstanding  principal amount due at     2    No commas(,) or dollar signs ($)          11
                         the  beginning  of  the  cycle  date  to be  passed
                         through to investors.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
SCHED_END_PRIN_BAL       The  scheduled  principal  balance due to investors     2    No commas(,) or dollar signs ($)          11
                         at the end of a processing cycle.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
SCHED_PRIN_AMT           The scheduled  principal  amount as reported by the     2    No commas(,) or dollar signs ($)          11
                         Servicer for the current cycle -- only applicable for
                         Scheduled/Scheduled Loans.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
SCHED_NET_INT            The  scheduled   gross  interest  amount  less  the     2    No commas(,) or dollar signs ($)          11
                         service fee amount for the current cycle as reported
                         by the Servicer -- only applicable for Scheduled/
                         Scheduled Loans.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
ACTL_PRIN_AMT            The  actual   principal  amount  collected  by  the     2    No commas(,) or dollar signs ($)          11
                         Servicer for the current reporting cycle -- only
                         applicable for Actual/Actual Loans.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
ACTL_NET_INT             The actual gross  interest  amount less the service     2    No commas(,) or dollar signs ($)          11
                         fee amount for the current reporting cycle as reported
                         by the Servicer -- only applicable for Actual/Actual
                         Loans.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
PREPAY_PENALTY_ AMT      The  penalty   amount   received  when  a  borrower     2    No commas(,) or dollar signs ($)          11
                         prepays on his loan as reported by the Servicer.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
PREPAY_PENALTY_ WAIVED   The  prepayment  penalty amount for the loan waived     2    No commas(,) or dollar signs ($)          11
                         by the servicer.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------

------------------------ ---------------------------------------------------- ------- ---------------------------------------------
MOD_DATE                 The Effective  Payment Date of the Modification for          MM/DD/YYYY                                10
                         the loan.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
MOD_TYPE                 The Modification Type.                                       Varchar - value can be alpha              30
                                                                                      or numeric
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
DELINQ_P&I_ADVANCE_AMT   The  current  outstanding  principal  and  interest     2    No commas(,) or dollar signs ($)          11
                         advances made by Servicer.
------------------------ ---------------------------------------------------- ------- ---------------------------------------------
BREACH_FLAG              Flag to indicate if the repurchase of a loan is due          Y=Breach                                   1
                         to a breach of Representations and Warranties.               N=NO Breach
                                                                                      Let blank if N/A


Exhibit 17: Monthly Summary Report by Single Investor
MONTHLY SUMMARY REPORT

For Month Ended:   mm/dd/yyyy                          Servicer Name
Prepared by:  _____________________________            Investor Nbr

------------------------------------------------------------------
Section 1. Remittances and Ending Balances - Required Data
------------------------------------------------------------------


Beginning               Ending          Total Monthly           Total Ending Unpaid           Total Monthly Principal
Loan Count              Loan Count      Remittance Amount       Principal Balance             Balance
----------------------- --------------------- ------------------------------------ ------------------------------- ---------------
0                       0               $0.00                   $0.00                         $0.00
----------------------- --------------------- ------------------------------------ ------------------------------- ---------------
---------------------------------------------




Principal Calculation
1.  Monthly Principal Due                                                    +                    $0.00
                                                                                ------------------------
2.  Current Curtailments                                                     +                    $0.00
                                                                                ------------------------
3.  Liquidations                                                             +                    $0.00
                                                                                ------------------------
4.  Other (attach explanation)                                               +                    $0.00
                                                                                ------------------------
5.  Principal Due                                                                                 $0.00
                                                                                ------------------------
6.  Interest (reported "gross")                                              +                    $0.00
                                                                                ------------------------
7.  Interest Adjustments on Curtailments                                     +                    $0.00
                                                                                ------------------------
8.  Servicing Fees                                                           -                    $0.00
                                                                                ------------------------
9.  Other Interest (attach explanation)                                      +                    $0.00
                                                                                ------------------------
10. Interest Due                              (need to subtract ser fee)                          $0.00
                                                                                ========================
Remittance Calculation
11.  Total Principal and Interest Due (lines 5+10)                           +                    $0.00
                                                                                ------------------------
12.  Reimbursement of Non-Recoverable Advances                               -                    $0.00
                                                                                ------------------------
13.  Total Realized gains                                                    +                    $0.00
                                                                                ------------------------
14.  Total Realized Losses                                                   -                    $0.00
                                                                                ------------------------
15.  Total Prepayment Penalties                                              +                    $0.00
                                                                                ------------------------
16.  Total Non-Supported Compensating Interest                               -                    $0.00
                                                                                ------------------------
17.  Other (attach explanation)                                                                   $0.00
                                                                                ------------------------
18.  Net Funds Due on or before Remittance Date                              $                    $0.00
                                                                                ========================


(page)


----------------------------------------------------------------------------------------------------------------------------------
Section 2. Delinquency Report - Optional Data for Loan Accounting
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Installments Delinquent
----------------------------------------------------------------------------------------------------------------------------------
Total No.          Total No.                                                   In            Real Estate         Total Dollar
   of                  of             30-      60-       90 or more       Foreclosure           Owned             Amount of
  Loans          Delinquencies       Days      Days         Days           (Optional)        (Optional)         Delinquencies
---------------- --------------------- -------- --------- ---------------- ----------------- ------------------ ------------------
 0                      0              0        0            0                  0                0                  $0.00
---------------- --------------------- -------- --------- ---------------- ----------------- ------------------ ------------------



-------------------------------------------------------------------------------------------------------------------------
Section 3.  REG AB Summary Reporting - REPORT ALL APPLICABLE FIELDS
-------------------------------------------------------------------------------------------------------------------------
REG AB FIELDS                                               LOAN COUNT                   BALANCE
------------------------------------------------- ------------------------------- ----------------------
PREPAYMENT  PENALTY AMT                                         0                         $0.00
------------------------------------------------- ------------------------------- ----------------------
PREPAYMENT PENALTY AMT WAIVED                                   0                         $0.00
------------------------------------------------- ------------------------------- ----------------------
DELINQUENCY P&I AMOUNT                                          0                         $0.00
------------------------------------------------- ------------------------------- ----------------------

(page)



Exhibit 17: Standard File Layout - Delinquency Reporting

*The column/header names in bold are the minimum fields Wells Fargo must receive from every Servicer

Column/Header Name                            Description                                               Decimal     Format Comment

SERVICER_LOAN_NBR                             A unique  number  assigned  to a loan by the Servicer.
                                              This may be different than the LOAN_NBR
LOAN_NBR                                      A unique identifier assigned to each loan by
                                              the originator.
CLIENT_NBR                                    Servicer Client Number
SERV_INVESTOR_NBR                             Contains a unique number as assigned by an external
                                              servicer to identify a group of loans in their
                                              system.
BORROWER_FIRST_NAME                           First Name of the Borrower.
BORROWER_LAST_NAME                            Last name of the borrower.
PROP_ADDRESS                                  Street Name and Number of Property
PROP_STATE                                    The state where the  property located.
PROP_ZIP                                      Zip code where the property is located.
BORR_NEXT_PAY_DUE_DATE                        The date that the borrower's next payment is due
                                              to the servicer at the end of processing cycle,                          MM/DD/YYYY
                                              as reported by Servicer.
LOAN_TYPE                                     Loan Type (i.e. FHA, VA, Conv)
BANKRUPTCY_FILED_DATE                         The date a particular bankruptcy claim was filed.                        MM/DD/YYYY
BANKRUPTCY_CHAPTER_CODE                       The chapter under which the bankruptcy was filed.
BANKRUPTCY_CASE_NBR                           The case number assigned by the court to the bankruptcy
                                              filing.
POST_PETITION_DUE_DATE                        The payment due date once the bankruptcy has been approved               MM/DD/YYYY
                                              by the courts
BANKRUPTCY_DCHRG_DISM_DATE                    The Date The Loan Is Removed From Bankruptcy. Either by                  MM/DD/YYYY
                                              Dismissal, Discharged and/or a Motion For Relief Was
                                              Granted.
LOSS_MIT_APPR_DATE                            The Date The Loss Mitigation Was Approved By The Servicer                MM/DD/YYYY
LOSS_MIT_TYPE                                 The Type Of Loss Mitigation Approved For A Loan Such As;
LOSS_MIT_EST_COMP_DATE                        The Date The Loss Mitigation /Plan Is Scheduled To End/Close             MM/DD/YYYY
LOSS_MIT_ACT_COMP_DATE                        The Date The Loss Mitigation Is Actually Completed                       MM/DD/YYYY
FRCLSR_APPROVED_DATE                          The  date  DA  Admin  sends a  letter  to the  servicer  with            MM/DD/YYYY
                                              instructions to begin foreclosure proceedings.
ATTORNEY_REFERRAL_DATE                        Date File Was Referred To Attorney to Pursue Foreclosure                 MM/DD/YYYY
FIRST_LEGAL_DATE                              Notice of 1st legal filed by an Attorney in a Foreclosure                MM/DD/YYYY
                                              Action
FRCLSR_SALE_EXPECTED_DATE                     The date by which a foreclosure sale is expected to occur.               MM/DD/YYYY
FRCLSR_SALE_DATE                              The actual date of the foreclosure sale.                                 MM/DD/YYYY
FRCLSR_SALE_AMT                               The amount a property sold for at the foreclosure sale.            2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
EVICTION_START_DATE                           The date the servicer initiates eviction of the borrower.                MM/DD/YYYY
EVICTION_COMPLETED_DATE                       The date the court revokes  legal  possession of the property            MM/DD/YYYY
                                              from the borrower.
LIST_PRICE                                    The price at which an REO property is marketed.                    2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
LIST_DATE                                     The date an REO property is listed at a particular price.                MM/DD/YYYY
OFFER_AMT                                     The dollar value of an offer for an REO property.                  2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
OFFER_DATE_TIME                               The date an offer is received by DA Admin or by the Servicer.            MM/DD/YYYY
REO_CLOSING_DATE                              The date the REO sale of the property is scheduled to close.             MM/DD/YYYY
REO_ACTUAL_CLOSING_DATE                       Actual Date Of REO Sale                                                  MM/DD/YYYY
OCCUPANT_CODE                                 Classification of how the property is occupied.
PROP_CONDITION_CODE                           A code that indicates the condition of the property.
PROP_INSPECTION_DATE                          The date a  property inspection is performed.                            MM/DD/YYYY
APPRAISAL_DATE                                The date the appraisal was done.                                         MM/DD/YYYY
CURR_PROP_VAL                                 The current "as is" value of the property based on brokers        2
                                              price opinion or appraisal.
REPAIRED_PROP_VAL                             The amount the property would be worth if repairs are             2
                                              completed pursuant to a broker's price opinion or appraisal.
If applicable:
DELINQ_STATUS_CODE                            FNMA Code Describing Status of Loan
DELINQ_REASON_CODE                            The circumstances which caused a borrower to stop paying
                                              on a loan. Code indicates the reason why the loan is in
                                              default for this cycle.
MI_CLAIM_FILED_DATE                           Date  Mortgage Insurance Claim Was Filed With Mortgage                   MM/DD/YYYY
                                              Insurance Company.
MI_CLAIM_AMT                                  Amount of Mortgage Insurance Claim Filed                                 No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
MI_CLAIM_PAID_DATE                            Date Mortgage Insurance Company Disbursed Claim Payment                  MM/DD/YYYY
MI_CLAIM_AMT_PAID                             Amount Mortgage Insurance Company Paid On Claim                    2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
POOL_CLAIM_FILED_DATE                         Date Claim Was Filed With Pool Insurance Company                         MM/DD/YYYY
POOL_CLAIM_AMT                                Amount of Claim Filed With Pool Insurance Company                  2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
POOL_CLAIM_PAID_DATE                          Date Claim Was Settled and The Check Was Issued By The Pool              MM/DD/YYYY
                                              Insurer
POOL_CLAIM_AMT_PAID                           Amount Paid On Claim By Pool Insurance Company                     2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
FHA_PART_A_CLAIM_FILED_DATE                    Date FHA Part A Claim Was Filed With HUD                                MM/DD/YYYY
FHA_PART_A_CLAIM_AMT                           Amount of FHA Part A Claim Filed                                  2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
FHA_PART_A_CLAIM_PAID_DATE                     Date HUD Disbursed Part A Claim Payment                                 MM/DD/YYYY
FHA_PART_A_CLAIM_PAID_AMT                      Amount HUD Paid on Part A Claim                                   2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
FHA_PART_B_CLAIM_FILED_DATE                    Date FHA Part B Claim Was Filed With HUD                                MM/DD/YYYY
FHA_PART_B_CLAIM_AMT                           Amount of FHA Part B Claim Filed                                  2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
FHA_PART_B_CLAIM_PAID_DATE                     Date HUD Disbursed Part B Claim Payment                                 MM/DD/YYYY
FHA_PART_B_CLAIM_PAID_AMT                      Amount HUD Paid on Part B Claim                                   2     No commas(,)
                                                                                                                       or  dollar
                                                                                                                       signs ($)
VA_CLAIM_FILED_DATE                            Date VA Claim Was Filed With the Veterans Admin                         MM/DD/YYYY
VA_CLAIM_PAID_DATE                             Date Veterans Admin. Disbursed VA Claim Payment                         MM/DD/YYYY
VA_CLAIM_PAID_AMT                              Amount Veterans Admin. Paid on VA Claim                           2     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
MOTION_FOR_RELIEF_DATE                         The date the Motion for Relief was filed                          10    MM/DD/YYYY
FRCLSR_BID_AMT                                 The foreclosure sale bid amount                                   11    No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
FRCLSR_SALE_TYPE                               The foreclosure sales results: REO, Third Party,
                                               Conveyance to HUD/VA
REO_PROCEEDS                                   The net proceeds from the sale of the REO property.                     No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
BPO_DATE                                       The date the BPO was done.
CURRENT_FICO                                   The current FICO score
HAZARD_CLAIM_FILED_DATE                        The date the Hazard Claim was filed with the Hazard               10    MM/DD/YYYY
                                               Insurance Company.
HAZARD_CLAIM_AMT                               The amount of the Hazard Insurance Claim filed.                   11    No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
HAZARD_CLAIM_PAID_DATE                         The date the Hazard Insurance Company disbursed the               10    MM/DD/YYYY
                                               claim payment.
HAZARD_CLAIM_PAID_AMT                          The amount the Hazard Insurance Company paid on the claim.        11    No commas(,)
                                                                                                                       or dollar
                                                                                                                       signs ($)
ACTION_CODE                                    Indicates loan status                                                   Number
NOD_DATE                                                                                                               MM/DD/YYYY
NOI_DATE                                                                                                               MM/DD/YYYY
ACTUAL_PAYMENT_PLAN_START_DATE                                                                                         MM/DD/YYYY
ACTUAL_PAYMENT_ PLAN_END_DATE
ACTUAL_REO_START_DATE                                                                                                  MM/DD/YYYY
REO_SALES_PRICE                                                                                                        Number
REALIZED_LOSS/GAIN                             As defined in the Servicing Agreement                                   Number


(PAGE)



Exhibit 17: Standard File Codes - Delinquency Reporting


The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

* ASUM- Approved Assumption
* BAP-  Borrower Assistance Program
* CO-   Charge Off
* DIL-  Deed-in-Lieu
* FFA-  Formal Forbearance Agreement
* MOD-  Loan Modification
* PRE-  Pre-Sale
* SS-   Short Sale
* MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

* Mortgagor
* Tenant
* Unknown
* Vacant

The Property Condition field should show the last reported condition of the property as follows:

* Damaged
* Excellent
* Fair
* Gone
* Good
* Poor
* Special Hazard
* Unknown


(PAGE)


Exhibit 17: Standard File Codes - Delinquency Reporting, Continued


The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

  -------------------- --------------------------------------------------
  Delinquency Code     Delinquency Description
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  001                  FNMA-Death of principal mortgagor
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  002                  FNMA-Illness of principal mortgagor
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  003                  FNMA-Illness of mortgagor's family member
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  004                  FNMA-Death of mortgagor's family member
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  005                  FNMA-Marital difficulties
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  006                  FNMA-Curtailment of income
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  007                  FNMA-Excessive Obligation
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  008                  FNMA-Abandonment of property
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  009                  FNMA-Distant employee transfer
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  011                  FNMA-Property problem
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  012                  FNMA-Inability to sell property
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  013                  FNMA-Inability to rent property
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  014                  FNMA-Military Service
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  015                  FNMA-Other
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  016                  FNMA-Unemployment
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  017                  FNMA-Business failure
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  019                  FNMA-Casualty loss
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  022                  FNMA-Energy environment costs
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  023                  FNMA-Servicing problems
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  026                  FNMA-Payment adjustment
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  027                  FNMA-Payment dispute
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  029                  FNMA-Transfer of ownership pending
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  030                  FNMA-Fraud
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  031                  FNMA-Unable to contact borrower
  -------------------- --------------------------------------------------
  -------------------- --------------------------------------------------
  INC                  FNMA-Incarceration
  -------------------- --------------------------------------------------



(PAGE)



Exhibit 17: Standard File Codes - Delinquency Reporting, Continued


The FNMA Delinquent Status Code field should show the Status of Default as follows:

------------------------ -------------------------------------------------------
      Status Code        Status Description
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          09             Forbearance
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          17             Pre-foreclosure Sale Closing Plan Accepted
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          24             Government Seizure
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          26             Refinance
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          27             Assumption
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          28             Modification
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          29             Charge-Off
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          30             Third Party Sale
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          31             Probate
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          32             Military Indulgence
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          43             Foreclosure Started
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          44             Deed-in-Lieu Started
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          49             Assignment Completed
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          61             Second Lien Considerations
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          62             Veteran's Affairs-No Bid
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          63             Veteran's Affairs-Refund
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          64             Veteran's Affairs-Buydown
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          65             Chapter 7 Bankruptcy
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          66             Chapter 11 Bankruptcy
------------------------ -------------------------------------------------------
------------------------ -------------------------------------------------------
          67             Chapter 13 Bankruptcy
------------------------ -------------------------------------------------------


(PAGE)


Exhibit 17: Calculation of Realized Loss/Gain Form 332- Instruction Sheet
         NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.

The numbers on the 332 form correspond with the numbers listed below.

         Liquidation and Acquisition Expenses:
         1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

         4-12.    Complete as applicable. Required documentation:

                  * For taxes and insurance advances - see page 2 of 332 form -
                    breakdown required showing period

                    of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

                   * For escrow advances - complete payment history

                     (to calculate advances from last positive escrow
                      balance forward)

                  * Other expenses -  copies of corporate advance history
                    showing all payments

                  * REO repairs > $1500 require explanation

                  * REO repairs >$3000 require evidence of at least 2 bids.

                  * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate.

                  * Unusual or extraordinary items may require further
                    documentation.

         13.      The total of lines 1 through 12.

         Credits:

         14-21. Complete as applicable. Required documentation:

                  * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

                  * Letter of Proceeds Breakdown.

                  *  Copy of EOB for any MI or gov't guarantee

                  * All other credits need to be clearly defined on the 332 form

         22. The total of lines 14 through 21.

         Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

         Total Realized Loss (or Amount of Any Gain)
         23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).


(PAGE)


Exhibit 17: Calculation of Realized Loss/Gain Form 332

Prepared by:  __________________        Date:  ____________________________
Phone:  ________________________        Email Address:_____________________


---------------------    --------------------------   ------------------------
Servicer Loan No.        Servicer Name                Servicer Address


----------------------   --------------------------   ------------------------

WELLS FARGO BANK, N.A. Loan No._____________________________

Borrower's Name: _____________________________________________________
Property Address: ____________________________________________________

Liquidation Type:  REO Sale     3rd Party Sale      Short Sale       Charge Off

Was this loan granted a Bankruptcy deficiency or cramdown        Yes         No
If "Yes", provide deficiency or cramdown amount _______________________________

Liquidation and Acquisition Expenses:
(1)  Actual Unpaid Principal Balance of Mortgage Loan       $______________ (1)
(2)  Interest accrued at Net Rate                           ________________(2)
(3)  Accrued Servicing Fees                                 ________________(3)
(4)  Attorney's Fees                                        ________________(4)
(5)  Taxes (see page 2)                                     ________________(5)
(6)  Property Maintenance                                   _______________ (6)
(7)  MI/Hazard Insurance Premiums (see page 2)              ________________(7)
(8)  Utility Expenses                                       ________________(8)
(9)  Appraisal/BPO                                          ________________(9)
(10) Property Inspections                                   ________________(10)
(11) FC Costs/Other Legal Expenses                          ________________(11)
(12) Other (itemize)                                        ________________(12)
         Cash for Keys__________________________            ________________(12)
         HOA/Condo Fees_______________________              ________________(12)
         ______________________________________             ________________(12)

         Total Expenses                                    $ _______________(13)
Credits:
(14) Escrow Balance                                        $ _______________(14)
(15) HIP Refund                                            ________________ (15)
(16) Rental Receipts                                       ________________ (16)
(17) Hazard Loss Proceeds                                  ________________ (17)
(18) Primary Mortgage Insurance / Gov't Insurance         ________________ (18a)
HUD Part A
                                                          ________________ (18b)
HUD Part B
(19) Pool Insurance Proceeds                              ________________ (19)
(20) Proceeds from Sale of Acquired Property              ________________ (20)
(21) Other (itemize)                                      ________________ (21)
         _________________________________________        ________________ (21)

         Total Credits                                      ________________(22)
Total Realized Loss (or Amount of Gain)                    $________________(23)


(PAGE)



Escrow Disbursement Detail

------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------
      Type           Date Paid        Period of       Total Paid      Base Amount       Penalties        Interest
                                      Coverage
   (Tax /Ins.)
------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------
------------------ --------------- ---------------- --------------- ---------------- ---------------- ----------------



EX-99.2


EXECUTION COPY

DEBOARDING AGREEMENT

This DEBOARDING AGREEMENT (this "Agreement"), dated as of August 1, 2007, is by and between DB Structured Products, Inc. ("DBSP") and Countrywide Home Loans Servicing LP (the "Servicer").

RECITALS

WHEREAS, the Servicer is currently servicing the Subject Mortgage Loans for the benefit of Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-OA3 pursuant to the certain flow servicing agreement, dated as of June 30, 2006 (the "Countrywide Servicing Agreement") by and between DBSP and the Servicer and modified in accordance with the terms of an assignment, assumption and recognition agreement dated as of May 31, 2007, among DBSP as assignor, MortgageIT Securities Corp., as assignee, and the Servicer and acknowledged and agreed to by HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A., as master servicer;

WHEREAS, Section 6.01(c) of the Countrywide Servicing Agreement provides that the Countrywide Servicing Agreement may be terminated by DBSP, at its sole option with respect to the Subject Mortgage Loans, without cause, in writing;

WHEREAS, DBSP desires to terminate the Countrywide Servicing Agreement with respect to the Subject Mortgage Loans;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto do hereby agree as follows:

Section 1. Defined Terms. All capitalized terms used in this Agreement that are not defined herein are used with the meanings given to such terms in the Countrywide Servicing Agreement. In addition, the following terms shall have the meanings specified below when used in this Agreement:

"Termination Effective Date" shall mean August 1, 2007.

"Subject Mortgage Loan" means a Mortgage Loan listed on Exhibit A to this Agreement.

Section 2. Termination. DBSP hereby terminates the Countrywide Servicing Agreement, pursuant to Section 6.01(c) thereof, with respect to the Subject Mortgage Loans, effective as of the Termination Effective Date. DBSP and Countrywide hereby agree that the terms of Section 6.01(c) shall apply to the termination of the Countrywide Servicing Agreement with respect to the Subject Mortgage Loans; provided that the Servicer waives the 30 days prior written notice of termination requirement as described in Section 6.01(c).


(page)


Section 3. Costs. Each party will pay all costs and expenses incurred by it in connection with the negotiation and execution and delivery of this Agreement, including, without, limitation the fees, costs and expenses of its counsel.

Section 4. Governing law. This instrument shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to its conflict of laws provisions (other than Section 5-1401 of the New York General Obligations Law), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

Section 5. Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original for all purposes, but all such counterparts shall constitute but one and the same instrument.

Section 6. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

Section 7. Effectiveness. This Agreement shall become effective on the Termination Effective Date after it has been duly executed and delivered by the parties hereto. This Agreement shall bind and inure to the benefit of the successors and assigns of the parties hereto.

[Signature Page Follows]


(page)


IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly executed as of the day and year first above written.

DB STRUCTURED PRODUCTS, INC.,
Seller


By:  /s/ Karan Mehta
By:  Karan Mehta
Its: Vice President


By:  /s/ Ernest Calabrese
By:  Ernest Calabrese
Its: Director

COUNTRYWIDE HOME LOANS
SERVICING LP

Servicer


By:  /s/ Thomas P. Lin
By:  Thomas P. Lin
Its: Senior Vice President


[Signature Page to Deboarding Agreement]


(page)


Exhibit A
Subject Mortgage Loans